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                                                                    EXHIBIT 23.1

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

Interface, Inc.
Atlanta, Georgia

     We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our reports dated February 20, 1997, relating to the consolidated financial statements and schedule of Interface, Inc. and subsidiaries appearing in the Company's Annual Report on Form 10-K for the year ended December 29, 1996.

     We also consent to the reference to us under the caption "Experts" in the Prospectus.

                                          /s/ BDO SEIDMAN, LLP
                                          BDO SEIDMAN, LLP

Atlanta, Georgia
March 12, 1998